THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses dated April 30, 2009

with respect to

Thrivent Technology Subaccount

Please include this Supplement with your Prospectus

As described in the prospectuses for Contracts offered by the Variable Accounts listed above, we allocate premiums based on your designation to one or more Subaccounts of the Variable Account associated with your Contract. The assets of each Subaccount are invested in a corresponding Portfolio of Thrivent Series Fund, Inc. (“the Fund”).

Effective July 1, 2009, the name of Thrivent Technology Portfolio of the Fund, has changed to become “Thrivent Partner Technology Portfolio” (the “Portfolio”). Correspondingly, the Subaccount that invests in the Portfolio has changed its name to “Thrivent Partner Technology Subaccount.” All references to Thrivent Technology Portfolio or Thrivent Technology Subaccount are replaced by the new names.

In addition, the language of the investment objective for the Portfolio has been amended to read as follows, although the objective remains the same:

The Portfolio seeks long-term growth of capital.

Also effective July 1, 2009, the prospectuses for Contracts offered by the Variable Accounts listed above are amended to reflect the hiring of Goldman Sachs Asset Management, L.P. as subadviser to the Portfolio.

The supplement to the prospectus for the Fund dated June 25, 2009 describes further information about the investment objectives and attendant risks of Thrivent Partner Technology Portfolio.

The date of this Supplement is June 25, 2009

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Toll-Free Telephone Number

800-847-4836

26719